PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                         STRONG CASH MANAGEMENT FUNDS
                                INVESTOR CLASS

                           STRONG HERITAGE MONEY FUND
                          STRONG INVESTORS MONEY FUND
                            STRONG MONEY MARKET FUND
                       STRONG MUNICIPAL MONEY MARKET FUND
                             STRONG ADVANTAGE FUND
                        STRONG MUNICIPAL ADVANTAGE FUND

                Supplement to the Prospectus dated July 1, 2000


Effective October 2, 2000, the prospectus is revised as follows:

The second and third sentences under the "Fund Structure" paragraph on page 4 of the prospectus are deleted and replaced with the following:

"The ADVANTAGE FUND, the HERITAGE MONEY FUND, and the MUNICIPAL ADVANTAGE FUND offer Investor Class shares, Advisor Class shares, and Institutional Class shares. The INVESTORS MONEY FUND, the MONEY MARKET FUND, and the MUNICIPAL MONEY MARKET FUND offer only Investor Class shares."

The second sentence under the "Multiple Class Plan" paragraph on page 24 of the prospectus is deleted and replaced with the following:

"The ADVANTAGE FUND, the HERITAGE MONEY FUND, and the MUNICIPAL ADVANTAGE FUND offer Investor Class shares, Advisor Class shares, and Institutional Class shares. The INVESTORS MONEY FUND, the MONEY MARKET FUND, and the MUNICIPAL MONEY MARKET FUND offer only Investor Class shares."


STRONG ADVANTAGE FUND
STRONG MUNICIPAL ADVANTAGE FUND
Effective July 31, 2000, the following information replaces, where appropriate, the information related to the Advantage Fund and the Municipal Advantage Fund found on page 8 of the funds' prospectus:

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                                                             TOTAL ANNUAL FUND
FUND                       MANAGEMENT FEES   OTHER EXPENSES  OPERATING EXPENSES
-------------------        ----------------  --------------  ------------------
Advantage                        0.30%           0.46%               0.76%
Municipal Advantage              0.30%           0.33%               0.63%

           The date of this Prospectus Supplement is October 2, 2000.

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
           PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                        STRONG MUNICIPAL ADVANTAGE FUND
                              INSTITUTIONAL CLASS

                Supplement to the Prospectus dated July 31, 2000


Effective October 2, 2000 the prospectus is revised as follows:

The "Fund Structure" paragraph on page 3 of the prospectus is revised to read:

"The fund has adopted a multiple class plan. It offers Investor Class shares, Advisor Class shares, and Institutional Class shares. Only the Institutional Class shares of the fund are offered in this prospectus. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan, and each class of shares is subject to different administrative and transfer agency fees and expenses. Because 12b-1 fees are paid out of the fund's assets on an on-going basis, over time, these fees will increase the cost of an investment in Advisor Class shares and may cost more than paying other types of sales charges."

The "Multiple Class Plan" paragraph on page 13 of the prospectus is revised to read:

"The fund has adopted a multiple class plan. It offers Investor Class shares, Advisor Class shares, and Institutional Class shares. Each class is offered at its net asset value without the imposition of any sales load; however, each class of shares is subject to fees and expenses which may differ between classes. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan, and each class of shares is subject to different administrative and transfer agency fees and expenses."




           The date of this Prospectus Supplement is October 2, 2000.